SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Revenues	$—	$—	$—	$—
Operating costs and expenses:
Selling, general and administrative	15,703	15,065	60,357	61,373
Research and development	47,185	23,290	109,377	79,325
Total operating costs and expenses	62,888	38,355	169,734	140,698
Loss from continuing operations before other income (expense) and income taxes	(62,888)	(38,355)	(169,734)	(140,698)
Other income (expense):
Interest income (expense), net	125	920	1,342	4,996
Other (expense) income, net	12,780	(3,345)	(2,940)	(8,892)
Total other (expense) income	12,905	(2,425)	(1,598)	(3,896)
Loss from continuing operations before income taxes	(49,983)	(40,780)	(171,332)	(144,594)
Benefit for income taxes from continuing operations	75	579	60	9,208
Loss from continuing operations	$(49,908)	$(40,201)	$(171,272)	$(135,386)
Income from discontinued operations, net of income taxes	10,149	1,150	10,404	22,697
Net loss	$(39,759)	$(39,051)	$(160,868)	$(112,689)

Basic and diluted loss per share:
Loss per common share from continuing operations	$(0.36)	$(0.36)	$(1.38)	$(1.22)
Income per common share from discontinued operations	$0.07	$0.01	$0.08	$0.21
Net loss per common share, basic and diluted	$(0.29)	$(0.35)	$(1.29)	$(1.02)

Weighted average shares outstanding, basic and diluted	141,432,302	111,355,254	124,386,545	110,585,768

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)

	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$46,009	$64,418
Marketable securities	134,016	159,455
Accounts receivable, net	67	441
Other receivables	2,394	9,558
Prepaid expenses and other current assets	4,161	10,148
Total current assets	186,647	244,020
Property and equipment, net	3,577	11,607
Facility and equipment under lease	2,247	3,806
Other assets	4,327	4,000
Total assets	$196,798	$263,433
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$43,771	$54,284
Accrued payroll and benefits	9,375	7,686
Total current liabilities	53,146	61,970
Other long-term liabilities	9,409	11,070
Total liabilities	62,555	73,040
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 300,000,000 shares authorized; 146,083,110 and 113,299,612 issued and outstanding at December 31, 2020 and 2019, respectively	146	113
Additional paid-in capital	1,021,221	918,205
Accumulated other comprehensive loss	(1,829)	(3,498)
Accumulated deficit	(885,295)	(724,427)
Total stockholders’ equity	134,243	190,393
Total liabilities and stockholders’ equity	$196,798	$263,433

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this exhibit, Spectrum reports certain historical results that have not been prepared in accordance with generally accepted accounting principles (GAAP), including non-GAAP selling, general and administrative expenses, non-GAAP research and development expenses, non-GAAP net loss from continuing operations and non-GAAP net loss per share from continuing operations. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measures in the tables of this exhibit and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with GAAP. The non-GAAP financial measures presented exclude the items summarized in the below table.

Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company's on-going core operating performance. Management uses non-GAAP net loss from continuing operations in its evaluation of the company's core results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. Management believes that the use of these non-GAAP financial measures also facilitates a comparison of the Company’s underlying operating performance with that of other companies in its industry, which use similar non-GAAP measures to supplement their GAAP results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this exhibit with our GAAP financial results.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)

		CONTINUING OPERATIONS ONLY		CONTINUING OPERATIONS ONLY
		Three Months Ended December 31,		Twelve Months Ended December 31,
		2020	2019	2020	2019
(1)	GAAP selling, general and administrative	$15,703	$15,065	$60,357	$61,373
	Non-GAAP adjustments to SG&A:
	Stock-based compensation expense	(3,354)	(3,393)	(13,127)	(13,822)
	Depreciation expense	(55)	(96)	(130)	(276)
	Lease expense	23	(25)	69	(282)
	Severance expense	—	—	—	(1,515)
	Non-GAAP selling, general and administrative	$12,317	$11,551	$47,169	$45,478
(2)	GAAP research and development	$47,185	$23,290	$109,377	$79,325
	Non-GAAP adjustments to R&D:
	Stock-based compensation expense	(1,094)	(882)	(4,692)	(4,254)
	Depreciation expense	(33)	(36)	(131)	(81)
	Impairment of second source manufacturer	(28,197)	—	(28,197)	—
	Other R&D milestone payments	(750)	—	(750)	(2,751)
	Severance expense	—	—	—	(260)
	Non-GAAP research and development	$17,111	$22,372	$75,607	$71,979
(3)	GAAP net loss from continuing operations	$(49,908)	$(40,201)	$(171,272)	$(135,386)
	Non-GAAP adjustments to net loss from continuing operations:
	Adjustments to SG&A and R&D as noted above	33,460	4,432	46,958	23,241
	Adjustments to other (income) expense	(12,379)	2,969	3,521	9,418
	Adjustments to benefit for income taxes	(75)	(579)	(60)	(9,208)
	Non-GAAP net loss from continuing operations	$(28,902)	$(33,379)	$(120,853)	$(111,935)
(4)	GAAP net loss from continuing operations - per basic and diluted share	$(0.36)	$(0.36)	$(1.38)	$(1.22)
	Non-GAAP net loss from continuing operations - per basic and diluted share	$(0.20)	$(0.30)	$(0.97)	$(1.01)
	Weighted average shares outstanding, basic and diluted	141,432,302	111,355,254	124,386,545	110,585,768

(1) Non-GAAP selling, general and administrative expenses (from continuing operations): These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation, depreciation and lease expense), as well as the reversal of non-recurring severance expenses. We believe the resulting non-GAAP SG&A value is reflective of the period-over-period success of our administrative expense control and more indicative of our normalized SG&A expense trends.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

(2) Non-GAAP research and development expenses (from continuing operations): These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation and depreciation), as well as non-recurring severance expenses, other R&D milestone achievement payments, and impairment of second source manufacturer that we record to this expense caption. We believe this resulting non-GAAP R&D value is more indicative of our normalized R&D expense trends.

(3) Non-GAAP net loss from continuing operations: These amounts reflect all non-GAAP adjustments described in (1) and (2) above, plus other non-cash and/or non-recurring items, including: (i) adjustments to reverse the impact of income taxes; (ii) reversal of foreign exchange gains and losses (non-cash); (iii) reversal of the mark-to-market adjustment (non-cash) on our equity securities holdings; and (iv) reversal of realized gain recorded on the sales of our equity holdings.

(4) Non-GAAP net loss from continuing operations - per basic and diluted share: These amounts reflect all non-GAAP adjustments in (1) through (3) above to present our overall non-GAAP financial results for each period on a per-share basis.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI